Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel Discovery Fund

NEW Ariel International Equity Fund

NEW Ariel Global Equity Fund

THE PATIENT INVESTOR

Quarterly Report
December 31, 2011

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Quarterly Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

The information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or midsized companies, which is riskier and more volatile than investing in large cap stocks.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market.  Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment.  Equity investments are affected by market conditions.  Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities, currency derivatives and exchange traded funds (ETFs).  Foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes.  The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility.  Ariel Global Equity Fund also invests in emerging and developing markets, which presents additional risks, such as difficulties in selling on a timely basis and at an acceptable price.

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  For the period ended December 31, 2011, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were –11.34%, –1.48% and +4.35%; and –7.35%, +1.08% and +4.81%, respectively.  For the period ended December 31, 2011, the average annual total returns of Ariel Focus Fund for the one- and five-year and since inception (June 30, 2005) periods were  –5.21%, –2.32% and +0.74%, respectively.  Ariel Discovery Fund has an inception date of January 31, 2011, and does not yet have performance for the one-, five- and the ten-year periods.  For the period ended December 31, 2011, the total return of Ariel Discovery Fund since inception was –9.90%.  The inception date for Ariel International Equity Fund and Ariel Global Equity Fund was December 30, 2011.  As such, these Funds do not yet have performance information.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

Effective December 30, 2011, each of the Funds also offer Institutional Class shares.  This report does not contain any data on this new share class.

As of September 30, 2011, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.04% and 1.15%, respectively.  As of September 30, 2011, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.51%.  The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for its Investor Class shares and 1.00% of net assets for its Institutional Class shares through the end of the fiscal year ending September 30, 2013.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2013.  As of September 30, 2011, Ariel Discovery Fund had a net expense ratio of 1.50% and a gross expense ratio of 6.75%.  The Fund’s adviser, Ariel Investments, LLC, is contractually obligated to waive fees or reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.50% of net assets for its Investor Class shares and 1.25% of net assets for its Institutional Class shares through the end of the fiscal year ending September 30, 2014.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk Shareholders now have the opportunity to invest around the world with Ariel Investments!

Who will manage Ariel International Equity Fund and Ariel Global Equity Fund?

Rupal J. Bhansali is responsible for managing Ariel’s new international and global strategies.  As Senior Vice President and Chief Investment Officer of International Equities, Rupal manages an experienced team of international investment professionals and reports to  John W. Rogers, Jr.

What is the difference between the two new funds?

Both funds have an investment objective of long-term capital appreciation and invest in companies of all market capitalizations.  Ariel International Equity Fund invests in companies outside the U.S. in developed international markets, while Ariel Global Equity Fund invests in companies both within and outside the U.S., including in countries with developed or emerging markets.

How can I learn more about the new funds?

To learn more from portfolio manager Rupal Bhansali, watch our video on international and global investing at arielinvestments.com.  Additionally, her first letter to shareholders with performance will be included in our March 31, 2012 semi-annual report.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending December 31, 2011, Ariel Fund surged +17.21% versus +15.97% for the Russell 2000 Value Index and +15.45% for the Russell 2500 Value Index.  Meanwhile, the broader market as measured by the S&P 500 Index posted a +11.82% gain.  Mid-cap stocks were true to their name—in the middle—with Ariel Appreciation Fund rising +12.83%, just shy of the Russell Midcap Value Index’s +13.37% return while slightly ahead of the Russell Midcap Index’s +12.31% three-month rise.

While the fourth quarter’s gains were a great way to close out a turbulent year, they were still not enough to overcome the many challenges that punished the markets and especially our portfolios in the third quarter.  As such, Ariel Fund ended 2011 with a -11.34% loss versus -5.50% for the Russell 2000 Value Index and -3.36% for the Russell 2500 Value Index.  For the year, Ariel Appreciation Fund fell –7.35%, which was short of the Russell Midcap Value Index’s -1.38% loss as well as the -1.55% return posted by the Russell Midcap Index.

We assess the market and our own portfolios in 2011 as a study in contrasts—flat broad market performance against a backdrop of excessive volatility; the disjuncture of world leaders playing local politics while being confronted by a calamity-ridden global economy; the disconnection of rising earnings and falling price/earnings multiples.

“A nerve-rending trip to nowhere…”1
The craziest thing about the 2011 stock market (and there was much craziness)—was that despite remarkable volatility, the S&P 500 Index began and ended the year in virtually the same place.  As Barron’s noted, “Defying both statistical probabilities and the amplitude of the emotional swings the tape induced, the Standard & Poor’s 500 finished the year within a whisper of its start point, closing…at 1257.60, versus 1257.64 a year ago.”2 Many might find this hard to fathom given the fact this barometer was up +9% at the end of April only to fall -16% during the next two quarters.  Meanwhile, in yet another display of the market’s schizophrenia, the Dow Jones Industrial Average crossed the 12,000 point mark 25 times during the course of the year—with 104 different triple-digit positive and negative closes.3

So many remarkable events took place in 2011 that it is easy to forget the significance of each one in and unto itself.  A quick re-cap adds up to an unbelievable tale where an Arab Spring saw entrenched despots deposed by civil unrest only to be followed by a horrific trifecta in Japan—earthquake, tsunami and nuclear disaster.  By summer, the Washington politicos drove our country’s first ever downgrade through toxic debt-ceiling debates.  Then, Europe’s sovereign debt crisis re-ignited this fall, ultimately slamming markets around the world.  Although any one of these occurrences would be big news in any single year, their quick succession only further cemented our global interconnectedness.  Like ordinary people chasing rapid technological advances, many leaders are now playing catch up with our integrated economic destinies.

The Patient Investor	December 31, 2011	2	Slow and Steady Wins the Race

And how do these broader issues affect our portfolios? The Wall Street Journal said it best: “U.S. companies churned out record profits, and price-to-earnings ratios of stocks dropped to their lowest levels in recent memory [but]…a torrent of headlines from Europe, Asia, the Mideast and the U.S. all but drowned out the stock market’s positive fundamentals.”4 Smaller company stocks were especially vulnerable, with the Dow trouncing the Russell 2000 Index by its largest margin in the past 13 years.

As the year ran its course, we witnessed a shift that was both disconcerting and reassuring.  Disconcerting in that many of our stock prices clashed with the underlying fundamentals of our companies; reassuring in that these same fundamentals were strengthening and in our view likely will continue to do so.  And yet, as depicted on the chart below, the price/earnings multiples for our funds fell approximately 21%.

In 2010, Ariel Fund’s holdings averaged a stunning 43.0% increase in earnings per share (EPS).  At the beginning of last year, EPS growth in 2011 was expected to be a still-robust 28.9%.  While the portfolio failed to hit this lofty mark, the Fund’s  holdings still grew earnings an average of 13.4%— well in line with our double-digit earnings growth goal.  The market, however, had a severe reaction to the shortfall—apparently concluding that the slowdown in earnings growth meant the muted economic recovery was drawing to a close.  As a result, our holdings suffered a 21.1% P/E multiple compression.  After 43.0% EPS growth in 2010 and 13.4% in 2011, Wall Street analysts now expect the portfolio’s 2012 earnings growth to be just 7.9%—just over half of 2011 levels.  If the recovery were actually petering out, this downsizing would make sense, but all signs point to a sustained and even strengthening recovery.

Ariel Appreciation Fund offers an even more striking example; its forward P/E contracted 21.8%.  In the previous year EPS growth was a spectacular 40.5%.  In 2011, EPS growth was estimated to be 22.7% and statistically hit that mark with a 22.6% rise.  So while earnings met expectations, with our companies growing at a healthy clip, the portfolio was penalized as evidenced by its P/E multiple contraction of 21.8%.  And looking to 2012, Wall Street analysts are predicting decelerating growth.  More specifically, they are expecting EPS growth of just 9.9% on the heels of 22.6% last year and 40.5% in 2010.  Given the fundamental data we examine and the conviction of our management teams, we disagree and think we may see a far more beneficial combination—multiple expansion with earnings growth—in 2012 and beyond.

Glass half full
After careful analysis, we find ourselves brimming with optimism and in full agreement with a Barron’s staffer who recently surmised, “contrarianism is most powerful just at the moment of its greatest difficulty.”7 With equity returns averaging just +2.9% annually over the past 10 years—far below the long-term annual average of +9.9%—it has obviously been a difficult period for equities.  As contrarians it is hard not to be excited about equities and even harder to see how bonds8 can do much better since the nominal rate cannot go below zero—and the 10-year Treasury9 now yields less than 2%.  Moreover, we see an economy that is still strengthening—albeit slowly—from jobs to retail sales to green shoots in housing.  In fact, our primary sources—specifically our portfolio company management teams—remain bullish, with many speculating that we are in the recovery’s third inning.  Last but not least, the fact that the fundamentals of our companies have outperformed their stock prices gives us even greater conviction for a brighter future.

	Average 2011 EPS Growth	Forward P/E5 12/31/10	Forward P/E5 12/31/11	Multiple Compression6	# of Holdings	# of Holdings w/Mult. Compression
Ariel Fund	13.4%	15.2x	12.0x	21.1%	38	31
Ariel Appreciation Fund	22.6%	14.2x	11.1x	21.8%	38	36

Portfolio comings and goings
Ariel Fund – During the fourth quarter, we purchased sports and entertainment giant Madison Square Garden Co. (MSG), a current holding in Ariel Appreciation Fund and Ariel Discovery Fund.  With worries stemming from the NBA lockout and pay-television contract issues, the stock’s price dropped to an attractive level for Ariel Fund.  We eliminated Tiffany & Co. (TIF), a long-time holding that we sold as it approached our estimate of its private market value.

Ariel Appreciation Fund – During the fourth quarter, we did not add any new positions to Ariel Appreciation Fund.  We eliminated Tiffany & Co. (TIF) for the reason above.  We also exited our position in Apollo Group, Inc. (APOL) to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1	Barron’s, January 2, 2012, page M3.

2	Barron’s, January 2, 2012, page M3.

3	The Wall Street Journal, January 3, 2012, pp. R4-R5.

4	The Wall Street Journal, January 3, 2012, page R6.

5
Forward P/E is a measure of price-to-earnings ratio (P/E) using median consensus EPS estimates for the next fiscal year to calculate a P/E ratio.  The forward P/E statistics are not a forecast of the Funds’ performance.

6	Multiple compression is the percentage that the Forward P/E dropped from 12/31/10 to 12/31/11.

7	Barron’s, January 2, 2012, page 32.

8
Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known.  Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

9
Treasury bonds are issued by the government of the United States.  Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

arielinvestments.com	4	800.292.7435

Ariel Fund Performance Summary – Investor Class	Inception: November 6, 1986

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in small- to medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2011
	4th Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Fund	17.21%	–11.34%	22.21%	–1.48%	4.35%	8.02%	10.39%
Russell 2000® Value Index*	15.97%	–5.50%	12.36%	–1.87%	6.40%	7.98%	10.03%
Russell 2500TM Value Index	15.45%	–3.36%	15.48%	–0.58%	7.16%	8.73%	10.72%
S&P 500® Index	11.82%	2.11%	14.11%	–0.25%	2.92%	5.45%	9.21%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

*One of the Fund’s benchmarks has changed from the Russell 2500 Index to the Russell 2000 Value Index as the Adviser believes this new index is more indicative of the market capitalization and style profile of the Fund.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2000	2500	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index
Consumer discretionary	36.77	12.07	13.11	12.51

Financial services	28.28	36.94	33.84	14.56

Health care	13.05	5.48	5.44	11.69

Producer durables	9.57	14.13	13.79	11.03

Consumer staples	5.26	3.01	3.21	10.13

Materials & processing	4.57	6.92	7.01	3.86

Energy	2.50	3.84	3.67	12.28

Technology	0.00	9.71	7.90	17.08

Utilities	0.00	7.89	12.04	6.87

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2011)	1.04%

TOP TEN EQUITY HOLDINGS
1	Gannett Co., Inc.	4.4%	6	Fair Isaac Corp.	3.6%
	Largest U.S. newspaper company			Provider of credit analysis and
	and publisher of USA Today			financial data management

2	Lazard Ltd	4.1%	7	International Game Technology	3.6%
	International financial advisory			Leading manufacturer and
	and asset management firm			operator of computerized casino
				gaming machines
3	Interpublic Group of Cos., Inc.	4.1%
	Global holding company of advertising		8	DeVry Inc.	3.5%
	and marketing services companies			Global provider of educational
				services
4	Janus Capital Group Inc.	3.7%
	Diversified asset management		9	Hospira, Inc.	3.4%
	company			Diversified health care company

5	Jones Lang LaSalle Inc.	3.6%	10	Royal Caribbean Cruises Ltd.	3.4%
	Leading commercial real estate			World’s second largest cruise
	services firm			company

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Appreciation Fund Performance Summary – Investor Class	Inception: December 1, 1989

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2011
	4th Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Appreciation Fund	12.83%	–7.35%	21.78%	1.08%	4.81%	8.72%	9.84%
Russell Midcap® Value Index	13.37%	–1.38%	18.19%	0.04%	7.67%	8.92%	10.69%
Russell Midcap® Index	12.31%	–1.55%	20.17%	1.41%	6.99%	8.44%	10.43%
S&P 500® Index	11.82%	2.11%	14.11%	–0.25%	2.92%	5.45%	8.24%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Consumer discretionary	40.17	12.00	16.46	12.51

Financial services	34.02	31.82	20.64	14.56

Health care	12.24	5.92	9.04	11.69

Producer durables	4.35	10.11	12.89	11.03

Technology	3.95	6.31	10.86	17.08

Energy	2.84	5.94	7.91	12.28

Consumer staples	2.43	6.94	6.30	10.13

Materials & processing	0.00	4.95	7.29	3.86

Utilities	0.00	16.02	8.62	6.87

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2011)		1.15%

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	4.5%	6	Northern Trust Corp.	3.9%
	Mass media company			Premier trust bank focused on
				asset management, asset
2	Viacom, Inc.	4.4%		custodianship and private banking
	Cable network and film
	production company		7	Lazard Ltd	3.7%
				International financial advisory
3	AFLAC Inc.	4.3%		and asset management firm
	Leading provider of supplemental
	health and life insurance products		8	Mohawk Industries, Inc.	3.4%
	in the U.S. and Japan			Leading manufacturer of carpet,
				tile and wood floor coverings
4	Interpublic Group of Cos., Inc.	4.2%
	Global holding company of		9	Jones Lang LaSalle Inc.	3.3%
	advertising and marketing			Leading commercial real estate
	services companies			services firm

5	Dell Inc.	3.9%	10	Carnival Corp.	3.3%
	Global personal computer			World’s largest cruise company
	manufacturer and technology
	provider

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Ariel Focus Fund posted disappointing results in the fourth quarter of 2011.  Over these three months, the Fund increased +6.55%, but trailed its principal benchmark, the Russell 1000 Value Index, which rose +13.11% and the broader market as measured by the S&P 500 Index, which increased +11.82%.  In 2011, Ariel Focus Fund declined -5.21% while the Russell 1000 Value Index gained +0.39% and the S&P 500 Index produced a slight gain of +2.11%.  All of our underperformance versus the Russell 1000 Value Index for the year came in the fourth quarter—as we modestly outperformed this benchmark through the nine months ended September 30, 2011.  The resulting low valuations of many of our portfolio companies heightens our optimism for 2012.  We would specifically point to our financial services sector and health care holdings as being particularly attractive given recent returns.

In 2011, large cap quality stocks outperformed the market, which worked in our favor.  Yet the negative performance of our financial stocks, particularly those with significant capital markets exposure, was a major drag on results for the year.  Finally, negative surprises at two of our health care-related companies, Hospira, Inc. (HSP) and Walgreen Co. (WAG), also hurt.

On the positive side, our valuation work at the end of 2010 suggested that large cap quality companies were the cheapest segment of the market and, therefore, poised to outperform.  This prediction came true in 2011 as the yearly gains of such companies contributed nicely to performance: International Business Machines Corp. (IBM) gained +27.42%; Exxon Mobil Corp. (XOM) returned +18.71%; and Lockheed Martin Corp. (LMT) was up +20.69%.  Investors’ risk aversion finally showed up in higher prices for large, stable companies with strong balance sheets, less volatile earnings, and, in many cases, high dividend yields.  As we have noted before, the simple measure to test this “large cap quality outperformance” thesis is to watch the relative performance of the Dow Jones Industrial Average, which was the best broad market performer, rising +5.53%.

After a year of large cap quality outperformance, we believe the group is now closer to fairly valued, but individual names remain attractive.  We are particularly excited about Microsoft Corp. (MSFT), our largest position, which ended the year trading at 9x forecasted 2012 earnings.  When adjusted for the $4.70 per share of cash on Microsoft’s balance sheet, the forward P/E multiple drops to less than 8x.  We continue to believe that Microsoft’s stock price has been artificially depressed by two factors.  First, the stock has gone nowhere for approximately 10 years, producing investor fatigue.  Second, individual investors seem to generalize the company’s loss of market share in consumer products to include all of the giant’s products.  In fact, Microsoft has maintained its overwhelming lead in the enterprise space where Apple Inc. (AAPL) is a minor player.  Microsoft’s new Windows 8 and Mango wireless operating systems for smartphones have won excellent technical and media reviews.  Add in Microsoft’s growth opportunities in the emerging markets (where Apple’s pricier products are comparatively less attractive), and we see no reason why Microsoft should trade at a discount to the market.

As we have noted in previous letters, our numerous holdings in financials, particularly banks and investment banks, had particularly disappointing returns in 2011.  Fears of a European financial collapse, reduced capital markets activity, low interest rates on company and customer cash positions, all combined with an unfavorable regulatory environment, produced lousy stock price performance for the year.  In October 2011, Morgan Stanley’s (MS) stock traded as low as $11.58, an extraordinary 59% discount to its tangible book value of $27.95.  Although the stock rallied to finish the year at $15.13, that level still represented a 52% discount to book value.  Goldman Sachs Group, Inc. (GS) ended the year at $90.43—after declining -45.60% in 2011—which is 33% below book value.

Investment banking is one industry where book value really is telling.  Companies like Morgan Stanley and Goldman Sachs mark most of their holdings to market on a frequent basis.  When an investment bank is trading below book value, it means an investor can purchase the stock for less than the current market value of the bank’s holdings.  The investor has ownership rights to the bank’s securities at a discount and the advisory businesses (such as mergers advice and asset management) for free.  The “mark-to-market” nature of an investment bank’s assets, combined with the low-capital, high-margin advisory businesses, are why investment banks have historically traded at substantial premiums to book value.

Two of our health care-related companies announced company-specific negative news during the fourth quarter.  Hospira reported manufacturing problems at several of its most important plants relating to a Food and Drug Administration (FDA) inspection.  Speculation built that Hospira might be subject to an FDA consent decree, which could potentially cause plant closings or fines.  Hospira’s stock declined -17.92% in the quarter to $30.37 as investors became concerned the company might be forced to halt production.  These developments are troubling and Hospira’s earnings will very likely fall in 2012 after increased costs are incurred.  We believe, however, the company’s normalized earnings power is more than $3 per share, a number likely to grow given the company’s leading position in injectable generic drugs.  Notably, 43 of Hospira’s drugs are currently on the FDA’s published “drug shortage” list, giving the company and the FDA mutual incentive to keep the company’s plants running.  We believe the stock is an excellent value today.

In the third quarter of 2011, Walgreens entered a very public spat with Express Scripts Inc. (ESRX) over prescription fulfillment charges paid to Walgreens.  Given that Walgreens is the country’s largest pharmacy, with an approximate 20% market share, we assumed the company and Express Scripts would come to a mutually agreeable arrangement—a view that was common.  Unfortunately, no such agreement has been reached, so the two companies ended their commercial relationship for the time being.  As a result, Walgreen’s stock declined -13.31% in 2011.  We continue to believe Walgreens and Express Scripts need each other and will reach some agreement in 2012.

arielinvestments.com	8	800.292.7435

As contrarian investors who believe the market produces pockets of inefficiency, we believe in “opportunity clusters.” A trend that produces an undervalued security often produces an opportunity in another security with the same attributes.  Today, the factor producing the most opportunity in our view is “risk.” Investors are currently expressing a willingness to accept lower expected returns for lower risk assets; that is, all things being equal, when a security’s price goes down its expected return rises and vice-versa.  Securities perceived to be “low risk” have seen their prices driven up and, correspondingly, their expected returns driven down.  Conversely, assets perceived to be “risky” have seen prices driven down and expected returns driven up.  In 2007 we observed that the risk premium was unsustainably low.  Investors were not being compensated for the risks they were taking.  Today we see the opposite.  Companies whose fortunes are tied, or perceived to be tied, to the general economy, European banks, or an uncertain regulatory environment have seen their stock prices fall and their resulting expected returns increase.  We think we may be in a period where taking some well-measured, well-managed risk may produce handsome rewards.

Portfolio Comings and Goings
During the fourth quarter, we purchased premier trust bank Northern Trust Corp. (NTRS), a long-time holding currently in our mid cap fund.  Northern Trust is one of the most trusted names in wealth management and a leader in the asset servicing industry.  The stock price dropped when management changes occurred within the company, and we used this as an opportunity to initiate a position.  We did not exit any positions in Ariel Focus Fund.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

Ariel Focus Fund Performance Summary – Investor Class	Inception: June 30, 2005

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium- to large-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2011
	4th Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	6.55%	–5.21%	12.03%	–2.32%	0.74%
Russell 1000® Value Index	13.11%	0.39%	11.55%	–2.64%	1.83%
S&P 500® Index	11.82%	2.11%	14.11%	–0.25%	2.97%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Financial services	27.05	25.30	14.56

Consumer discretionary	18.86	9.72	12.51

Technology	15.74	7.53	17.08

Health care	15.34	12.87	11.69

Producer durables	11.24	9.12	11.03

Energy	8.76	12.16	12.28

Consumer staples	3.01	7.76	10.13

Materials & processing	0.00	2.73	3.86

Utilities	0.00	12.81	6.87

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.25%*
Gross	1.51%*

TOP TEN EQUITY HOLDINGS
1	Microsoft Corp.	6.3%	6	Johnson & Johnson	4.5%
	Worldwide leader in computer			Diversified health care and
	software			consumer products company

2	Dell Inc.	5.8%	7	Zimmer Holdings, Inc.	4.4%
	Global personal computer			Leading designer and
	manufacturer and technology provider			manufacturer in the
				orthopedic marketplace
3	Exxon Mobil Corp.	5.6%
	Engaged in the exploration,		8	Lockheed Martin Corp.	4.2%
	production, transportation, and			Global defense, security
	sale of crude oil and natural gas			and aeronautics company

4	Target Corp.	5.1%	9	Tyco Intl Ltd.	4.1%
	Nationally recognized “big box”			Diversified manufacturing
	discount retailer			conglomerate

5	Omnicom Group Inc.	4.7%	10	International Business	3.9%
	Leading global advertising and			Machines Corp.
	marketing services company			World’s top provider of
				computer products and services

*As of 9/30/11.  Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class shares through the end of the fiscal year ending September 30, 2013.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	10	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: After a brutal third quarter, the final three months of 2011 provided a welcome relief to small-cap value investors.  The Russell 2000 Value Index returned +15.97% in the fourth quarter, making it the strongest of Russell’s major indexes.  Ariel Discovery Fund managed to do a bit better, returning +16.86% for the three months.  As we had also outperformed the benchmark during the weak third quarter, the underperformance gap which opened during the first few months has continued to narrow.  Since inception on January 31, 2011 the Fund has lost -9.90% compared to a decline of -5.55% for the Russell 2000 Value Index and -0.25% for the S&P 500 Index.

Our best performers during the quarter were Mitcham Industries, Inc. (MIND), which returned +95.00%; Vical Inc. (VICL), up +77.82%; and Force Protection, Inc. (FRPT), which gained +43.38% as it agreed to be acquired by General Dynamics Corp. (GD).  On the downside were Tecumseh Products Co. (TECUA), losing -35.53%; JAKKS Pacific, Inc. (JAKK), down -25.11%; and Sigma Designs, Inc. (SIGM), which dropped -23.47%.

Since inception, our best performing stock has been Vical, which returned +122.73%, followed by Mitcham Industries, which gained +45.41%; and InfoSpace, Inc. (INSP), up +31.46%.  On the downside were Avatar Holdings Inc. (AVTR), losing -64.05%; Tecumseh Products, down -61.09%; and Gaiam Inc. (GAIA), which dropped -58.14%.

Incentives and Corporate Governance
As deep value investors, one of the most common questions we hear is: How do we avoid “value traps?” Many stocks are justifiably beaten down and deserve to trade at low multiples, so how do we determine which out-of-favor stocks deserve to recover?

There are three ways we approach this issue—the first two being very straightforward.  First, we always search for a “margin of safety.”1 We want to buy stocks at discounts so great that even if our analysis of a company’s prospects proves to be wrong, we can still have a successful investment.  Second, we have an extreme distaste for debt.  The vast majority of our holdings have little or no debt and in fact hold significant excess cash positions.  We believe companies with such conservative financial profiles can ride out difficult periods.

The bulk of this letter will focus on our third defense against value traps: we spend a great deal of time and effort focusing on corporate governance.  We look for managers and directors whose incentives are aligned with our own, as we agree with Charlie Munger that the power of incentives drives behavior.  When it comes to key decisions affecting long-term value, our experience is that managers and board members whose fortunes rise and fall with a company’s share price tend to make good decisions.  As such, we believe attention to governance and incentives is critical to successful deep value investing in the small-cap arena.  In fact, we feel strong incentives are often more important predictors of success in our world than managerial skill.

1
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

Once we identify a potential investment–usually meaning a stock at a low price relative to its assets and with a strong balance sheet–we dive into the company’s governance profile.

Here are things we like to see:

+	Significant and widespread share ownership
 Obviously the CEO should have a meaningful stake, but as directors decide major capital allocation issues, we also like to see board members with major holdings.

We prefer shares purchased with real dollars, followed by granted shares, with options representing our least favorite form of ownership.

+	Modest salaries
While a company must pay competitively to attract and retain talent, we want to see management teams who can amass wealth only if they create and realize long-term shareholder value—as opposed to doing so simply by occupying an office for years.

+	Modest board compensation, skewed toward stock rather than cash

+	Incentive pay plans rewarding excellent long-term performance
One of our favorite companies along this line is PCTEL, Inc. (PCTI).  In recent years, bonus payments to management have been made up of between 50% and 100% stock.  So the ultimate size of the bonus is tied to the long-term value of the company.

+	Talented, independent directors with diverse backgrounds and experiences

And here are some things we do not like:

- Excessive pay packages
- Excessive management perks
- Multiple family members among management and/or directors
This issue can be very tricky to evaluate in the case of a company built by an entrepreneur whose children follow him or her into the business.  One family member who has earned his or her position through experience can often provide outstanding continuity and leadership.  On the other hand, seeing a number of family members in high-paying positions usually signals a company managed for the family’s gain rather than shareholders.

- Significant conflicts of interest
 Disclosed in the company’s proxy statement, we carefully evaluate business dealings with family members, board members and others.

Those companies most closely meeting our governance criteria tend to make the best decisions around major capital allocation issues such as repurchasing shares, making acquisitions, and even being acquired.  Our position sizes within the portfolio reflect our confidence around these issues in combination with our valuation work.  And we have completely avoided potentially inexpensive stocks solely because of poor governance profiles.

Finally, while we have not taken on the role of a public activist, we will remind management and boards of their duty to shareholders when necessary.  As the authors of Freakonomics point out, the ways people respond to incentives are often unexpected and unpredictable.

arielinvestments.com	12	800.292.7435

Thus, in addition to what we can read in the proxy statements, we pay a great deal of attention to what leaders say and do.  Having a long-term focus allows us to get to know management teams, listen to their words and observe and understand their actions.  This, in the end, should help us to invest in stocks which are most likely to rise over time and avoid the dreaded value trap.

Portfolio Comings and Goings
We added two new positions during the quarter, thereby ending the year with 34 companies in Ariel Discovery Fund’s portfolio:

Symetra Financial Corp. (SYA)—Symetra Financial is a diversified financial services company that offers group medical stop-loss insurance, retirement annuities and life insurance through a vast network of independent agents.  Trading at just 40% of book value, most of the company’s products are being pressured by a historically low interest rate environment.  However, a leadership position in medical stop-loss insurance and recent product diversification efforts helped the company weather the storm and earn returns above those implied by the current stock price.  Longer term, rising interest rates should provide a tailwind, while large ownership positions by a Berkshire Hathaway Inc. (BRK.B) subsidiary and White Mountains Insurance Group give us comfort that corporate decisions will be made in the best interests of shareholders.

Rosetta Stone Inc. (RST)—Rosetta Stone is the most recognized brand in technology-based language learning solutions.  Please refer to the Company Spotlight on page 16 to learn more about this new holding.

We eliminated two holdings during the quarter.  Force Protection was sold in the wake of being acquired by General Dynamics.  We also sold Aspen Insurance Holdings Ltd. (AHL), replacing it with Symetra Financial Corp.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,
David M. Maley
Lead Portfolio Manager

Ariel Discovery Fund Performance Summary – Investor Class	Inception: January 31, 2011

ABOUT THE FUND
The Fund searches for a margin of safety1 by investing in small companies trading at significant discounts to their instrinsic values.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2011
	4th Quarter	Life of Fund
Ariel Discovery Fund	16.86%	–9.90%
Russell 2000® Value Index	15.97%	–5.55%
S&P 500® Index	11.82%	–0.25%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index
Technology	22.35	9.71	17.08

Consumer discretionary	20.60	12.07	12.51

Financial services	19.17	36.94	14.56

Producer durables	13.00	14.13	11.03

Materials & processing	10.81	6.92	3.86

Energy	8.72	3.84	12.28

Health care	5.35	5.48	11.69

Consumer staples	0.00	3.01	10.13

Utilities	0.00	7.89	6.87

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.50%*
Gross	6.75%*

    THE VALUE OF A $10,000 INVESTMENT IN ARIEL DISCOVERY FUND

TOP TEN EQUITY HOLDINGS
1	Madison Square Garden Co.	5.7%	6	Ballantyne Strong, Inc.	4.4%
	Fully-integrated sports,			Manufacturer and distributor of
	entertainment and media business			digital projection equipment

2	First American Financial Corp.	4.8%	7	Mitcham Industries, Inc.	4.4%
	Industry leader in the title			Distributor of seismic equipment
	insurance business			to the oil and gas industry

3	Market Leader, Inc.	4.6%	8	Orion Energy Systems, Inc.	4.2%
	Provider of web-based marketing			Producer of energy-efficient
	tools for real estate professionals			lighting

4	Team, Inc.	4.6%	9	Simpson Manufacturing Co., Inc.	3.9%
	Leader in repair services for			Manufacturer of building
	piping systems			products

5	Pervasive Software Inc.	4.4%	10	Contango Oil & Gas Co.	3.9%
	Global data innovation leader			Natural gas and oil company

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

*As of 9/30/11.  Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class shares through the end of the fiscal year ending September 30, 2014.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	14	800.292.7435

Interpublic Group (NYSE: IPG) 1114 Avenue of the Americas New York, NY 10036 212.704.1200 interpublic.com

Interpublic represents the largest collection of advertising, marketing and communication firms in the world.  The company owns some of the most recognized names in the industry including McCann Erickson, Draftcb, Lowe and Partners, Campbell Ewald, Jack Morton and R/GA. Interpublic’s 41,800 marketing professionals help generate over $6.5 billion in annual revenues.

Return to Competitive Margins
Interpublic has been lagging its competitors’ operating margins for nearly a decade as it continues to clean up past acquisitions made by prior management.  Current CEO Michael Roth has worked to streamline the company’s cost structure.  Specifically, Roth shrunk headcount, improved financial controls and shed excess office space.  As a result of these efforts, the company has shown significant margin improvement and, in our view, is now on a path to match peer margins in the coming years.

Customized Global Message
Interpublic is one of the few advertising companies that can provide a consistent international presence in over 100 countries.  IPG’s global reach is extremely important as many of its clients look to international markets as a major source of revenue growth.  Its clients can rely on one global agency to develop an integrated message worldwide but with an understanding of local markets to appropriately tweak the message to fit the target audience.  This capability allows for greater efficiency since it eliminates the need for clients to select different agencies in each country, which is time-consuming and expensive.

Fragmentation of the Advertising Industry
The proliferation of new distribution channels has caused continuing industry fragmentation.  For decades, developing an advertising campaign meant choosing the mix between television, radio and print.  Today, clients have to consider digital, viral, public relations, mobile, search engine and many other marketing options as well.  With this increased complexity, companies have become more reliant on Interpublic to get the biggest bang for their advertising buck.  We believe continued fragmentation of marketing distribution options and more focus on maximizing advertising dollars will continue to benefit global agencies like Interpublic.

Intriguing Valuation
With economic concerns continuing to hang over the stock, shares of Interpublic are trading at a bargain price in our view.  The market is valuing the company as if it cannot return to peer level profitability.  And yet we believe that with Roth’s improvements and the inevitable return of global economic growth, industry-standard profitability is a matter of “when” and not “if.”

As of December 31, 2011, shares traded at $9.73, a 40% discount to our private market value of $16.27.

Rosetta Stone (NYSE: RST) 1919 North Lynn Street Arlington, VA 22209 800.788.0822 rosettastone.com

Founded in 1992, Rosetta Stone is the world’s leading provider of language learning software.  Offering tools for over 30 languages, the company has educated millions in more than 150 countries.  Since a successful IPO in 2009, the company’s results have been pressured by a challenging global economy and a difficult transition to internet-based delivery.  Yet, with a rock solid balance sheet and the most cost-effective, proven brand in the market, we view the current stock price as an exciting opportunity to benefit from the untapped global growth prospects for language learning.

Finding Your Inner-Child
The Rosetta Stone mantra is simple: learning a language should be fun, easy and effective.  Not only are traditional classroom-based solutions inconvenient and expensive, they also revolve around methods with questionable efficacy, including rote memorization and complex verb conjugation.  Rosetta Stone throws grammar tables out the window, using proprietary software to leverage the innate learning ability used by children.  Based on total language immersion and adaptive recall, this method has proven to be so effective, efficient and accessible that Rosetta Stone is the most recognized language learning brand in the United States.

Translating Growth
The global growth opportunities for Rosetta Stone are numerous.  Domestically, the business is shifting to internet-based delivery, which not only has the potential to reduce selling costs, but also increase reach and open doors to longer term subscription-based relationships.  Additionally, the current customer base is largely consumer, so new institutional customers such as schools, governments and corporations still present a tremendous opportunity.

Internationally, the company is just getting its feet wet.  Over 80% of the company’s sales come from the United States, yet over 90% of the $80 billion global market for consumer language learning is generated abroad.  And, because the methodology does not rely on native language translation, it is highly scalable to new languages and customers.

Everybody Understands Cash
The current management team is in transition, but with nearly 40% of the company owned by two private equity firms, we have confidence that incentives are properly aligned to fully take advantage of these growth opportunities.  Moreover, outgoing CEO Tom Adams has not only built a great company since taking over in 2003, but the solid free cash flow1 generation over that time has left a fortress balance sheet for the next leadership team.  With no debt, the nearly $5 per share in free cash represents over 60% of the current stock price.

Asymmetrical Upside
We view this period of transition for Rosetta Stone as a tremendous buying opportunity.  With the current stock price largely represented by freely available cash, we see an attractive margin of safety2.  We are buying a world-class brand, a proven product and untapped growth potential at a fire sale price.  As of December 31st, 2011, shares traded at $7.63, a 34% discount to our private market value of $11.56.

1	Free Cash Flow = Cash Flow from Operations – Capital Expenditures
2
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

arielinvestments.com	16	800.292.7435

Baxter International Inc. (NYSE: BAX) One Baxter Parkway Deerfield, Illinois 60015 847.948.2000 baxter.com

Baxter International develops and manufactures a diversified line of healthcare products.  Founded in 1931, the company produced the first commercially prepared intravenous (IV) solutions.  Since then, the company has expanded into biotechnology with products that save and sustain the lives of people with chronic and acute medical conditions.  Through the company’s BioScience and Medical Products business units, Baxter uses its expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.

Consistent Patient Base
Baxter maintains strong customer relationships because many of its products are needed by patients for the rest of their lives.  Switching is rare because of the comfort level often established and the complications that can occur when therapies are changed.  In addition, Baxter offers superior customer service by focusing on a set patient population and addressing their specific needs through education and support networks.

Highly Innovative Organization
Baxter pioneered several key healthcare products including the first dialysis machine, the first IV solutions in glass and the first plastic container for administering IV solutions.  Currently, the company is in clinical trials for several market-changing products ranging from the treatment of Alzheimer’s disease to home renal dialysis care.  Since highly innovative medical products can take several years to commercialize, we believe the company is arriving at the point where its past research efforts should come to fruition — saving lives and driving returns.

Compelling Valuation
Although the company continues to grow earnings by focusing on costs, share repurchases and commercializing new products, investors remain concerned with the company’s BioScience division (namely pricing pressures and supply/demand stability).  Although the short term supply and pricing for blood products and derivatives can be volatile, pricing among manufacturers remains rational due to the market’s long term growth prospects.  We believe demand will increase with patient population growth, approval of therapies for chronic conditions and the expansion of the company’s global reach.  Secondly, like many companies in the healthcare sector, Baxter continues to suffer from concerns around escalating healthcare costs.  We believe the healthcare market will continue to face pricing pressures as the population ages and uses more healthcare dollars.  However, companies like Baxter that provide life-saving products, focus on unmet medical needs and offer innovative products that lower overall healthcare costs should be rewarded.  As of December 31, 2011, shares traded at $49.48, a 33% discount to our private market value of $74.04.

Ariel Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	7.99	6.91	10.29	0.47	0.41	0.69	17.0	19.5	11.6	290
Interface, Inc.	IFSIA	11.54	9.75	20.48	0.62	0.84	1.05	18.6	13.7	11.0	676
Contango Oil & Gas Co.	MCF	58.18	51.54	69.75	3.02	3.70	3.88	19.3	15.7	15.0	894
Littelfuse, Inc.	LFUS	42.98	36.65	66.38	3.71	4.05	4.33	11.6	10.6	9.9	989
Herman Miller, Inc.	MLHR	18.45	15.63	28.94	0.79	1.44	1.65	23.4	12.8	11.2	1,074
Janus Capital Group Inc.	JNS	6.31	5.36	14.57	0.91	0.77	0.71	6.9	8.2	8.9	1,177
Meredith Corp.	MDP	32.65	21.10	37.51	2.72	2.97	3.13	12.0	11.0	10.4	1,182
Brink's Co.	BCO	26.88	21.53	34.46	1.47	2.11	2.50	18.3	12.7	10.8	1,259
Fair Isaac Corp.	FICO	35.84	20.05	38.49	1.57	2.12	2.74	22.8	16.9	13.1	1,280
First American Financial Corp.	FAF	12.67	10.51	17.37	1.27	0.80	1.16	10.0	15.8	10.9	1,336
Charles River Laboratories Intl Inc.	CRL	27.33	25.52	42.84	1.99	2.43	2.65	13.7	11.2	10.3	1,351
Brady Corp.	BRC	31.57	24.44	38.73	2.26	2.54	2.81	14.0	12.4	11.2	1,544
Simpson Manufacturing Co., Inc.	SSD	33.66	23.43	35.23	1.03	1.17	1.53	32.7	28.8	22.0	1,621
Madison Square Garden Co.	MSG	28.64	21.12	30.37	1.23	1.15	1.41	23.3	24.9	20.3	1,778
Sotheby's	BID	28.53	25.00	55.67	2.34	2.70	2.79	12.2	10.6	10.2	1,927
Bio-Rad Laboratories, Inc.	BIO	96.04	84.02	126.98	6.56	6.85	7.50	14.6	14.0	12.8	2,206
City National Corp.	CYN	44.18	35.07	63.28	2.36	3.26	3.58	18.7	13.6	12.3	2,350
Washington Post Co.	WPO	376.81	308.50	455.69	32.82	16.67	21.77	11.5	22.6	17.3	2,445
DeVry Inc.	DV	38.46	32.73	66.85	4.28	4.25	3.65	9.0	9.0	10.5	2,587
Jones Lang LaSalle Inc.	JLL	61.26	46.01	107.84	3.96	4.83	5.72	15.5	12.7	10.7	2,663
KKR & Co. L.P.	KKR	12.83	8.95	19.16	2.83	1.05	1.80	4.5	12.2	7.1	2,865
IDEX Corp.	IEX	37.11	29.29	47.50	2.16	2.73	3.01	17.2	13.6	12.3	3,096
Gannett Co., Inc.	GCI	13.37	8.28	18.93	2.61	2.13	2.18	5.1	6.3	6.1	3,186
Lazard Ltd	LAZ	26.11	19.04	46.54	2.06	1.68	2.11	12.7	15.5	12.4	3,208
Dun & Bradstreet Corp.	DNB	74.83	58.50	87.08	5.42	5.66	6.06	13.8	13.2	12.3	3,637
Mohawk Industries, Inc.	MHK	59.85	39.93	68.86	3.39	4.14	5.01	17.7	14.5	11.9	4,116
Interpublic Group of Cos., Inc.	IPG	9.73	6.73	13.35	0.47	0.65	0.78	20.7	15.0	12.5	4,487
Newell Rubbermaid Inc.	NWL	16.15	10.87	20.38	1.50	1.64	1.71	10.8	9.8	9.4	4,675
CBRE Group, Inc.	CBG	15.22	12.30	29.88	0.71	1.05	1.33	21.4	14.5	11.4	4,992
Hospira, Inc.	HSP	30.37	26.92	59.20	3.30	3.10	3.09	9.2	9.8	9.8	5,002
Energizer Holdings, Inc.	ENR	77.48	61.60	84.94	5.35	5.65	6.64	14.5	13.7	11.7	5,110
International Game Technology	IGT	17.20	13.38	19.15	0.98	1.14	1.29	17.5	15.1	13.4	5,119
Royal Caribbean Cruises Ltd.	RCL	24.77	18.70	49.99	2.43	2.92	3.02	10.2	8.5	8.2	5,382
McCormick & Co., Inc.	MKC	50.42	43.36	51.26	2.66	2.80	3.06	19.0	18.0	16.5	6,062
J.M. Smucker Co.	SJM	78.17	61.16	80.26	5.12	5.38	5.74	15.3	14.5	13.6	8,862
Zimmer Holdings, Inc.	ZMH	53.42	47.00	69.93	4.58	5.04	5.40	11.7	10.6	9.9	9,572
Nordstrom, Inc.	JWN	49.71	37.28	53.35	2.68	3.10	3.52	18.5	16.0	14.1	10,410
Stanley Black & Decker, Inc.	SWK	67.60	47.07	78.19	3.71	5.55	5.94	18.2	12.2	11.4	11,418

Note: Holdings are as of December 31, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2011.  P/E ratios are based on earnings stated and December 31, 2011 stock price.

arielinvestments.com	18	800.292.7435

Ariel Appreciation Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Janus Capital Group Inc.	JNS	6.31	5.36	14.57	0.91	0.77	0.71	6.9	8.2	8.9	1,177
First American Financial Corp.	FAF	12.67	10.51	17.37	1.27	0.80	1.16	10.0	15.8	10.9	1,336
Madison Square Garden Co.	MSG	28.64	21.12	30.37	1.23	1.15	1.41	23.3	24.9	20.3	1,778
Sotheby's	BID	28.53	25.00	55.67	2.34	2.70	2.79	12.2	10.6	10.2	1,927
Bio-Rad Laboratories, Inc.	BIO	96.04	84.02	126.98	6.56	6.85	7.50	14.6	14.0	12.8	2,206
City National Corp.	CYN	44.18	35.07	63.28	2.36	3.26	3.58	18.7	13.6	12.3	2,350
DeVry Inc.	DV	38.46	32.73	66.85	4.28	4.25	3.65	9.0	9.0	10.5	2,587
Jones Lang LaSalle Inc.	JLL	61.26	46.01	107.84	3.96	4.83	5.72	15.5	12.7	10.7	2,663
KKR & Co. L.P.	KKR	12.83	8.95	19.16	2.83	1.05	1.80	4.5	12.2	7.1	2,865
Gannett Co., Inc.	GCI	13.37	8.28	18.93	2.61	2.13	2.18	5.1	6.3	6.1	3,186
Lazard Ltd	LAZ	26.11	19.04	46.54	2.06	1.68	2.11	12.7	15.5	12.4	3,208
Mohawk Industries, Inc.	MHK	59.85	39.93	68.86	3.39	4.14	5.01	17.7	14.5	11.9	4,116
Interpublic Group of Cos., Inc.	IPG	9.73	6.73	13.35	0.47	0.65	0.78	20.7	15.0	12.5	4,487
Newell Rubbermaid Inc.	NWL	16.15	10.87	20.38	1.50	1.64	1.71	10.8	9.8	9.4	4,675
CBRE Group, Inc.	CBG	15.22	12.30	29.88	0.71	1.05	1.33	21.4	14.5	11.4	4,992
Hospira, Inc.	HSP	30.37	26.92	59.20	3.30	3.10	3.09	9.2	9.8	9.8	5,002
International Game Technology	IGT	17.20	13.38	19.15	0.98	1.14	1.29	17.5	15.1	13.4	5,119
Blackstone Group L.P.	BX	14.01	10.51	19.63	1.26	1.20	1.55	11.1	11.7	9.0	5,191
J.M. Smucker Co.	SJM	78.17	61.16	80.26	5.12	5.38	5.74	15.3	14.5	13.6	8,862
Mattel, Inc.	MAT	27.76	22.70	29.40	1.84	2.13	2.50	15.1	13.0	11.1	9,401
Northern Trust Corp.	NTRS	39.66	33.20	56.86	2.74	2.50	2.94	14.5	15.9	13.5	9,558
Zimmer Holdings, Inc.	ZMH	53.42	47.00	69.93	4.58	5.04	5.40	11.7	10.6	9.9	9,572
Nordstrom, Inc.	JWN	49.71	37.28	53.35	2.68	3.10	3.52	18.5	16.0	14.1	10,410
St. Jude Medical, Inc.	STJ	34.30	32.13	54.18	3.19	3.44	3.67	10.8	10.0	9.3	10,941
Stanley Black & Decker, Inc.	SWK	67.60	47.07	78.19	3.71	5.55	5.94	18.2	12.2	11.4	11,418
Omnicom Group Inc.	OMC	44.58	35.27	51.25	2.86	3.48	3.90	15.6	12.8	11.4	12,298
T. Rowe Price Group, Inc.	TROW	56.95	44.68	71.29	2.53	2.98	3.14	22.5	19.1	18.1	14,388
Chesapeake Energy Corp.	CHK	22.29	22.00	35.95	2.75	2.80	2.25	8.1	8.0	9.9	14,695
CBS Corp.	CBS	27.14	17.99	29.68	1.40	1.99	2.38	19.4	13.6	11.4	16,582
Thermo Fisher Scientific Inc.	TMO	44.97	43.06	65.86	3.57	4.15	4.77	12.6	10.8	9.4	17,011
Carnival Corp.	CCL	32.64	28.52	48.14	2.55	2.40	2.43	12.8	13.6	13.4	19,434
AFLAC Inc.	AFL	43.26	31.25	59.54	5.54	6.34	6.66	7.8	6.8	6.5	20,193
Franklin Resources, Inc.	BEN	96.04	87.71	137.56	6.94	8.66	8.90	13.9	11.1	10.8	21,185
Illinois Tool Works Inc.	ITW	46.71	39.12	59.27	3.29	4.04	4.27	14.2	11.6	10.9	22,570
Viacom, Inc.	VIAB	45.41	35.13	52.67	3.50	4.12	4.30	13.0	11.0	10.6	22,741
Dell Inc.	DELL	14.63	12.99	17.60	1.54	2.09	2.04	9.5	7.0	7.2	26,283
Baxter Intl Inc.	BAX	49.48	47.55	62.50	4.10	4.41	4.71	12.1	11.2	10.5	27,900
Accenture plc	ACN	53.23	47.40	63.66	2.91	3.52	3.91	18.3	15.1	13.6	34,116

Note: Holdings are as of December 31, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2011.  P/E ratios are based on earnings stated and December 31, 2011 stock price.

Ariel Focus Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	12/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	38.46	32.73	66.85	4.28	4.25	3.65	9.0	9.0	10.5	2,587
KKR & Co. L.P.	KKR	12.83	8.95	19.16	2.83	1.05	1.80	4.5	12.2	7.1	2,865
Hospira, Inc.	HSP	30.37	26.92	59.20	3.30	3.10	3.09	9.2	9.8	9.8	5,002
Apollo Group, Inc.	APOL	53.87	34.43	54.58	5.21	4.42	3.67	10.3	12.2	14.7	6,816
Northern Trust Corp.	NTRS	39.66	33.20	56.86	2.74	2.50	2.94	14.5	15.9	13.5	9,558
Zimmer Holdings, Inc.	ZMH	53.42	47.00	69.93	4.58	5.04	5.40	11.7	10.6	9.9	9,572
Omnicom Group Inc.	OMC	44.58	35.27	51.25	2.86	3.48	3.90	15.6	12.8	11.4	12,298
Chesapeake Energy Corp.	CHK	22.29	22.00	35.95	2.75	2.80	2.25	8.1	8.0	9.9	14,695
Carnival Corp.	CCL	32.64	28.52	48.14	2.55	2.40	2.43	12.8	13.6	13.4	19,434
AFLAC Inc.	AFL	43.26	31.25	59.54	5.54	6.34	6.66	7.8	6.8	6.5	20,193
Tyco Intl Ltd.	TYC	46.71	37.39	53.38	2.73	3.28	3.58	17.1	14.2	13.0	21,579
Bank of New York Mellon Corp.	BK	19.91	17.10	32.50	2.12	2.03	2.26	9.4	9.8	8.8	24,144
Lockheed Martin Corp.	LMT	80.90	66.36	82.43	7.37	9.12	9.97	11.0	8.9	8.1	26,177
Dell Inc.	DELL	14.63	12.99	17.60	1.54	2.09	2.04	9.5	7.0	7.2	26,283
Baxter Intl Inc.	BAX	49.48	47.55	62.50	4.10	4.41	4.71	12.1	11.2	10.5	27,900
Walgreen Co.	WAG	33.06	30.34	47.11	2.41	2.80	2.94	13.7	11.8	11.2	28,878
Morgan Stanley	MS	15.13	11.58	31.04	2.54	1.26	1.91	6.0	12.0	7.9	29,162
Accenture plc	ACN	53.23	47.40	63.66	2.91	3.52	3.91	18.3	15.1	13.6	34,116
Target Corp.	TGT	51.22	45.28	60.97	3.88	4.19	4.32	13.2	12.2	11.9	34,399
Goldman Sachs Group, Inc.	GS	90.43	84.27	175.34	13.18	4.51	11.42	6.9	20.1	7.9	44,520
Citigroup Inc.	C	26.31	21.40	51.50	3.45	3.71	4.07	7.6	7.1	6.5	76,770
Berkshire Hathaway Inc.	BRK.B	76.30	65.35	87.65	4.52	4.46	5.12	16.9	17.1	14.9	81,429
Abbott Laboratories	ABT	56.23	45.07	56.44	4.85	5.29	5.71	11.6	10.6	9.8	87,595
JPMorgan Chase & Co.	JPM	33.25	27.85	48.36	3.96	4.48	4.68	8.4	7.4	7.1	126,342
Johnson & Johnson	JNJ	65.58	57.50	68.05	4.94	5.14	5.38	13.3	12.8	12.2	179,089
International Business Machines Corp.	IBM	183.88	145.96	194.90	11.52	13.44	14.90	16.0	13.7	12.3	216,724
Microsoft Corp.	MSFT	25.96	23.65	29.46	2.40	2.69	2.87	10.8	9.7	9.0	218,380
Exxon Mobil Corp.	XOM	84.76	67.03	88.23	5.96	8.16	8.26	14.2	10.4	10.3	406,272

Note: Holdings are as of December 31, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2011.  P/E ratios are based on earnings stated and December 31, 2011 stock price.

arielinvestments.com	20	800.292.7435

Ariel Fund Schedule of Investments		December 31, 2011 (unaudited)

Number of Shares	Common Stocks—99.43%	Cost	Market Value

	Consumer discretionary & services –36.57%
1,357,690	DeVry Inc.	$54,876,828	$52,216,757
4,883,439	Gannett Co., Inc.	11,188,522	65,291,579
3,101,125	International Game Technology	32,560,045	53,339,350
6,275,472	Interpublic Group of Cos., Inc.	36,295,719	61,060,343
420,454	Madison Square Garden Co., Class A(a)	11,149,791	12,041,803
1,225,771	Meredith Corp.	27,100,485	40,021,423
798,648	Mohawk Industries, Inc.(a)	34,738,455	47,799,083
3,046,057	Newell Rubbermaid Inc.	42,098,349	49,193,821
596,575	Nordstrom, Inc.	6,240,878	29,655,743
2,060,256	Royal Caribbean Cruises Ltd.	22,179,282	51,032,541
608,967	Sotheby's	6,906,975	17,373,829
560,295	Stanley Black & Decker, Inc.	13,423,978	37,875,942
79,700	Washington Post Co., Class B	29,960,249	30,031,757
		328,719,556	546,933,971
	Consumer staples—5.23%
252,054	Energizer Holdings, Inc.(a)	4,239,946	19,529,144
460,338	J.M. Smucker Co.	13,928,282	35,984,621
449,525	McCormick & Co., Inc.	15,671,993	22,665,050
		33,840,221	78,178,815
	Energy—2.49%
639,771	Contango Oil & Gas Co.(a)	37,820,419	37,221,877
	Financial services—28.12%
3,308,757	CBRE Group, Inc.(a)	13,325,299	50,359,282
527,426	City National Corp.	20,303,643	23,301,681
634,100	Dun & Bradstreet Corp.	48,334,225	47,449,703
1,494,500	Fair Isaac Corp.	32,648,000	53,562,880
3,147,645	First American Financial Corp.	49,744,201	39,880,662
8,775,978	Janus Capital Group Inc.	76,602,200	55,376,421
882,573	Jones Lang LaSalle Inc.	15,143,963	54,066,422
2,758,945	KKR & Co. L.P.	32,949,597	35,397,264
2,343,300	Lazard Ltd, Class A	73,774,861	61,183,563
		362,825,989	420,577,878
	Health care—12.97%
391,634	Bio-Rad Laboratories, Inc., Class A(a)	21,134,843	37,612,529
1,739,075	Charles River Laboratories Intl Inc.(a)	51,601,338	47,528,920
1,695,101	Hospira, Inc.(a)	59,407,616	51,480,217
2,618,600	Symmetry Medical Inc.(a) (b)	23,610,862	20,922,614
684,000	Zimmer Holdings, Inc.	37,133,674	36,539,280
		192,888,333	194,083,560
	Materials & processing –4.54%
2,601,438	Interface, Inc., Class A	22,387,432	30,020,595
1,125,700	Simpson Manufacturing Co., Inc.	31,536,818	37,891,062
		53,924,250	67,911,657
	Producer durables—9.51%
1,506,703	Brady Corp., Class A	21,296,498	47,566,614
788,500	Brink's Co.	17,607,461	21,194,880
908,690	Herman Miller, Inc.	15,336,330	16,765,330
911,311	IDEX Corp.	10,375,592	33,818,751
534,700	Littelfuse, Inc.	23,414,136	22,981,406
		88,030,017	142,326,981
	Total common stocks	1,098,048,785	1,487,234,739

Principal Amount	Repurchase Agreement—0.62%	Cost	Market Value
$9,226,093	Fixed Income Clearing Corporation, 0.01%, dated 12/30/2011, due
	01/03/2012, repurchase price $9,226,103, (collateralized by U.S. Treasury
	Bonds, 1.50%, due 12/31/2013 and 1.00%, due 01/15/2014)	$9,226,093	$9,226,093
	Total Investments –100.05%	$1,107,274,878	1,496,460,832
	Liabilities less Other Assets –(0.05%)		(729,485)
	Net Assets—100.00%		$1,495,731,347

(a) Non-income producing.
(b) Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.

Ariel Appreciation Fund Schedule of Investments		December 31, 2011 (unaudited)

Number of Shares	Common Stocks—99.70%	Cost	Market Value

	Consumer discretionary & services –40.04%
1,233,850	Carnival Corp.	$33,665,222	$40,272,864
2,052,100	CBS Corp., Class B	9,126,543	55,693,994
705,000	DeVry Inc.	27,886,811	27,114,300
2,354,200	Gannett Co., Inc.	5,042,659	31,475,654
1,956,290	International Game Technology	24,120,469	33,648,188
5,357,130	Interpublic Group of Cos., Inc.	32,334,448	52,124,875
943,300	Madison Square Garden, Co., Class A(a)	25,567,629	27,016,112
310,700	Mattel, Inc.	6,871,491	8,625,032
713,175	Mohawk Industries, Inc.(a)	31,911,602	42,683,524
1,083,200	Newell Rubbermaid Inc.	16,648,158	17,493,680
374,500	Nordstrom, Inc.	3,661,621	18,616,395
903,300	Omnicom Group Inc.	25,607,850	40,269,114
619,200	Sotheby's	13,343,489	17,665,776
440,699	Stanley Black & Decker, Inc.	9,258,985	29,791,252
1,214,500	Viacom, Inc.	28,164,179	55,150,445
		293,211,156	497,641,205
	Consumer staples—2.42%
384,675	J.M. Smucker Co.	18,220,251	30,070,045
	Energy—2.83%
1,579,400	Chesapeake Energy Corp.	46,413,253	35,204,826
	Financial services—33.92%
1,228,200	AFLAC Inc.	32,604,020	53,131,932
2,124,100	Blackstone Group L.P.	28,642,815	29,758,641
1,652,550	CBRE Group, Inc.(a)	8,206,412	25,151,811
507,800	City National Corp.	25,124,227	22,434,604
2,736,500	First American Financial Corp.	42,295,596	34,671,455
401,500	Franklin Resources, Inc.	17,710,278	38,568,090
5,463,875	Janus Capital Group Inc.	39,069,447	34,477,051
664,800	Jones Lang LaSalle Inc.	35,523,324	40,725,648
2,246,455	KKR & Co. L.P.	26,403,291	28,822,018
1,769,620	Lazard Ltd, Class A	61,272,185	46,204,778
1,204,800	Northern Trust Corp.	46,078,051	47,782,368
347,700	T. Rowe Price Group, Inc.	5,618,661	19,801,515
		368,548,307	421,529,911
	Health care—12.21%
248,150	Baxter Intl Inc.	4,804,978	12,278,462
201,625	Bio-Rad Laboratories, Inc., Class A(a)	12,994,851	19,364,065
587,700	Hospira, Inc.(a)	22,809,090	17,848,449
964,300	St. Jude Medical, Inc.	35,049,207	33,075,490
769,354	Thermo Fisher Scientific Inc.(a)	13,146,106	34,597,849
646,200	Zimmer Holdings, Inc.	28,631,907	34,520,004
		117,436,139	151,684,319
	Producer durables—4.34%
539,500	Accenture plc, Class A	7,430,316	28,717,585
538,650	Illinois Tool Works Inc.	25,448,947	25,160,342
		32,879,263	53,877,927
	Technology—3.94%
3,346,200	Dell Inc.(a)	39,776,916	48,954,906
	Total common stocks	916,485,285	1,238,963,139

Principal Amount	Repurchase Agreement—0.29%	Cost	Market Value
$3,615,622	Fixed Income Clearing Corporation, 0.01%, dated 12/30/2011,
	due 01/03/2012, repurchase price $3,615,626, (collateralized by
	U.S. Treasury Bonds, 1.50%, due 12/31/2013)	$3,615,622	$3,615,622
	Total Investments –99.99%	$920,100,907	1,242,578,761
	Other Assets less Liabilities –0.01%		124,839
	Net Assets—100.00%		$1,242,703,600

(a) Non-income producing.
A category may contain multiple industries as defined the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	22	800.292.7435

Ariel Focus Fund Schedule of Investments		December 31, 2011 (unaudited)

Number of Shares	Common Stocks—101.94%	Cost	Market Value

	Consumer discretionary & services –19.23%
18,900	Apollo Group, Inc., Class A(a)	$764,368	$1,018,143
44,900	Carnival Corp.	1,513,774	1,465,536
37,800	DeVry Inc.	1,453,208	1,453,788
44,400	Omnicom Group Inc.	1,656,242	1,979,352
42,000	Target Corp.	2,025,796	2,151,240
		7,413,388	8,068,059
	Consumer staples—3.07%
39,000	Walgreen Co.	1,117,738	1,289,340

	Energy—8.93%
63,100	Chesapeake Energy Corp.	1,964,046	1,406,499
27,600	Exxon Mobil Corp.	1,837,683	2,339,376
		3,801,729	3,745,875

	Financial services—27.58%
32,800	AFLAC Inc.	1,188,509	1,418,928
67,400	Bank of New York Mellon Corp.	1,813,046	1,341,934
16,500	Berkshire Hathaway Inc.(a)	1,151,774	1,258,950
40,750	Citigroup Inc.	1,290,231	1,072,133
17,900	Goldman Sachs Group, Inc.	2,501,696	1,618,697
32,700	JPMorgan Chase & Co.	1,279,430	1,087,275
98,100	KKR & Co. L.P.	1,134,969	1,258,623
104,750	Morgan Stanley	2,694,277	1,584,868
23,400	Northern Trust Corp.	895,132	928,044
		13,949,064	11,569,452
	Health care—15.63%
8,200	Abbott Laboratories	384,130	461,086
14,800	Baxter Intl Inc.	625,959	732,304
53,900	Hospira, Inc.(a)	2,083,661	1,636,943
28,600	Johnson & Johnson	1,697,869	1,875,588
34,700	Zimmer Holdings, Inc.	1,755,400	1,853,674
		6,547,019	6,559,595
	Producer durables—11.46%
24,800	Accenture plc, Class A	577,983	1,320,104
21,800	Lockheed Martin Corp.	1,637,672	1,763,620
36,875	Tyco Intl Ltd.	1,215,422	1,722,431
		3,431,077	4,806,155
	Technology—16.04%
166,800	Dell Inc.(a)	2,506,074	2,440,284
9,000	International Business Machines Corp.	695,929	1,654,920
101,500	Microsoft Corp.	2,472,560	2,634,940
		5,674,563	6,730,144

	Total common stocks	41,934,578	42,768,620
	Total Investments –101.94%	$41,934,578	42,768,620
	Liabilities less Other Assets –(1.94%)		(814,831)
	Net Assets—100.00%		$41,953,789

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel Discovery Fund Schedule of Investments		December 31, 2011 (unaudited)

Number of Shares	Common Stocks—94.30%	Cost	Market Value

	Consumer discretionary & services –19.42%
12,000	Callaway Golf Co.	$86,527	$66,360
16,100	Gaiam, Inc., Class A(a)	89,198	52,164
3,800	International Speedway Corp., Class A	109,585	96,330
3,500	JAKKS Pacific, Inc.	62,073	49,385
8,000	Madison Square Garden, Co., Class A(a)	208,562	229,120
9,400	RadioShack Corp.	126,100	91,274
2,000	Rosetta Stone Inc.(a)	14,372	15,260
3,400	Shoe Carnival, Inc.(a)	81,364	87,380
10,700	XO Group Inc.(a)	106,830	89,238
		884,611	776,511
	Energy—8.23%
2,650	Contango Oil & Gas Co.(a)	156,119	154,177
8,000	Mitcham Industries, Inc.(a)	102,990	174,720
		259,109	328,897
	Financial services—18.08%
13,500	Avatar Holdings Inc.(a)	211,023	96,930
36,300	Cowen Group, Inc., Class A(a)	117,236	94,017
15,200	First American Financial Corp.	215,098	192,584
67,600	Market Leader, Inc.(a)	166,183	185,900
6,200	MB Financial, Inc.	114,364	106,020
5,200	Symetra Financial Corp.	43,768	47,164
		867,672	722,615
	Health care—5.05%
8,100	Symmetry Medical Inc.(a)	75,037	64,719
31,100	Vical Inc.(a)	65,286	137,151
		140,323	201,870
	Materials & processing –10.19%
15,600	Landec Corp.(a)	96,478	86,112
56,400	Orion Energy Systems, Inc.(a)	184,795	166,380
4,600	Simpson Manufacturing Co., Inc.	124,753	154,836
		406,026	407,328
	Producer durables—12.26%
42,800	Ballantyne Strong, Inc.(a)	256,828	175,052
2,350	Littelfuse, Inc.	94,521	101,003
6,200	Team, Inc.(a)	147,390	184,450
6,300	Tecumseh Products Co., Class A(a)	69,226	29,610
		567,965	490,115
	Technology—21.07%
26,800	American Reprographics Co.(a)	141,782	123,012
11,100	Imation Corp.(a)	113,850	63,603
6,000	InfoSpace, Inc.(a)	49,299	65,940
5,200	Multi-Fineline Electronix, Inc.(a)	132,171	106,860
20,880	PCTEL, Inc.	143,450	142,819
30,300	Pervasive Software Inc.(a)	190,863	176,346
12,500	Sigma Designs, Inc.(a)	133,201	75,000
5,300	Tessera Technologies, Inc.(a)	75,604	88,775
		980,220	842,355
	Total common stocks	4,105,926	3,769,691

Principal Amount	Repurchase Agreement—4.92%	Cost	Market Value
$196,500	Fixed Income Clearing Corporation, 0.01%, dated 12/30/2011, due
	01/03/2012, repurchase price $196,501, (collateralized by U.S. Treasury
	Bonds, 1.00%, due 01/15/2014)	$196,500	$196,500
	Total Investments –99.22%	$4,302,426	3,966,191
	Cash, Other Assets less Liabilities –0.78%		31,266
	Net Assets—100.00%		$3,997,457
(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	24	800.292.7435

Notes to Schedules of Investments	December 31, 2011 (unaudited)

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust.  Ariel Fund, Ariel Appreciation Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund are diversified funds.  Ariel Focus Fund is a non-diversified fund.  Ariel International Equity Fund and Ariel Global Equity Fund commenced operations on December 30, 2011.

The Funds presently issue two classes of shares: an Investor Class and an Institutional Class.  The Institutional Class of each Fund commenced operations on December 30, 2011.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at December 31, 2011.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and  the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,487,234,739	$1,238,963,139	$42,768,620	$3,769,691
Level 2	9,226,093	3,615,622	—	196,500
Level 3	—	—	—	—
Fair
Value at
12/31/2011	$1,496,460,832	$1,242,578,761	$42,768,620	$3,966,191

Ariel International Equity Fund and Ariel Global Equity Fund commenced operations on December 30, 2011.  These Funds’ only investment as of the quarter ended December 31, 2011 was cash.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of December 31, 2011, all Level 2 securities held are repurchase agreements, see Schedule of Investments.

The FASB issued amendments to ASC Topic 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (ASU No. 2011-04).  Such amendments are effective for fiscal years beginning after December 15, 2011.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Notes to Schedules of Investments (continued)	December 31, 2011 (unaudited)

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the three months ended December 31, 2011, with affiliated companies:

	Share Activity				Three Months Ended December 31, 2011
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	December 31,	Market Value	Credited to	(Loss) Realized on
	2011			2011		Income	Sale of Shares
Interface, Inc.*	3,452,238	—	850,800	2,601,438	$30,020,595	$64,785	$(314,780)
Fair Isaac Corp.*	2,196,000	—	701,500	1,494,500	53,562,880	31,792	5,572,512
Symmetry Medical Inc.	2,474,200	144,400	—	2,618,600	20,922,614	—	—
					$104,506,089	$96,577	$5,257,732
*No longer an affiliated company.

Note Four | Federal income taxes
At December 31, 2011, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Cost of investments	$1,107,274,878	$920,100,907	$41,934,578	$4,302,426

Gross unrealized appreciation	$458,140,915	$390,039,860	$5,112,292	$321,428
Gross unrealized depreciation	(68,954,961)	(67,562,006)	(4,278,250)	(657,663)
Net unrealized appreciation (depreciation)	$389,185,954	$322,477,854	$834,042	$(336,235)

Ariel International Equity Fund and Ariel Global Equity Fund commenced operations on December 30, 2011.  The Funds held no positions other than cash as of the quarter ended December 31, 2011.

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

arielinvestments.com	26	800.292.7435

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Former Executive Director
Shalem Institute for Spiritual Formation, Inc.

CHRISTOPHER G. KENNEDY*
Immediate Past President
Merchandise Mart Properties, Inc.

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Principal
Convent Capital, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

TRUSTEES EMERITUS
(no Trustee duties or responsibilities)

JOHN G. GUFFEY, JR.

BERT N. MITCHELL, CPA, CHAIRMAN

** Independent Trustee*